Exhibit 99.1
Investor Presentation Q2 – 2023

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: difficulties in integrating the NBHC, Community Bancorporation, Bancshares of Jackson Hole Incorporated, or Cambr Solutions, LLC businesses or fully realizing cost savings and other benefits; business disruption following the mergers; ability to execute our business strategy (including our digital strategy); business and economic conditions; effects of any potential government shutdowns; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer spending, borrowings and savings habits; with respect to our mortgage business, the inability to negotiate fees with investors for the purchase of our loans or our obligation to indemnify purchasers or repurchase related loans; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions, consolidations and other expansion opportunities; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third-party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; the effects of tax legislation, including the potential of future increases to prevailing tax rules, or challenges to our positions; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services, including in the digital technology space our digital solution 2UniFi; the Company’s continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from our bank subsidiaries; changes in estimates of future credit reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; financial, reputational, or strategic risks associated with our investments in financial technology companies and initiatives; widespread natural and other disasters, pandemics, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; a cybersecurity incident, data breach or a failure of a key information technology system; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this press release, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information: This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports 2

About Non-GAAP Financial Measures Certain of the financial measures and ratios we present, including “tangible assets,” “return on average tangible assets,” “tangible common equity,” “return on average tangible common equity,” “tangible common book value per share,” “tangible common equity to tangible assets,” “adjusted non-interest expense,” “efficiency ratio adjusted for other intangible asset amortization and acquisition-related expenses,” “adjusted net income,” “adjusted earnings per share – diluted,” “net income adjusted for the impact of other intangible asset amortization expense and acquisition-related expenses, after tax,” “adjusted return on average tangible assets,” “adjusted return on average tangible common equity,” “pre-provision net revenue,” “pre-provision net revenue adjusted for acquisition-related expenses,” and “fully taxable equivalent” metrics, are supplemental measures that are not required by, nor presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included in the appendix. 3

Table of Contents Financial Performance 08 Cambr Acquisition 14 Credit 16 Balance Sheet 21 Management Team 26 Corporate Governance Overview 29 Appendix 36

(1)As of June 30, 2023. Includes one banking center shared by NBH Bank and BOJH Trust. (2)Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures. (3)Annualized (4)Excluding other intangible asset amortization Attractive Markets Company Highlights Headquarters Denver, CO Banking Centers(1) 98 Listing NYSE: NBHC 38 banking centers ‒Front Range contributed 95% of Colorado’s population growth between 2010 and 2020 (1) ‒#2 Best Economy in the U.S. (U.S. News 2023) ‒#4 on America's Top States for Business (CNBC 2022) 15 banking centers across Utah, New Mexico, and Idaho 2 commercial banking locations in Texas ‒Utah: #1 in Top Housing Markets Ranking (Realtor.com 2021) ‒Utah: #1 Best Economy in the U.S. (U.S. News 2023) ‒Utah: #8 on America's Top States for Business (CNBC 2022) ‒Texas: #9 Best Economy in the U.S. (U.S. News 2023) 34 banking centers ‒Overland Park, KS - central hub for the #1 county in Kansas by household income and projected population growth(2) ‒Overland Park, KS #7 on “2020 Top 100 Best Places to Live” (Livability 2020) ‒Kansas City, MO #7 on Zillow’s hottest housing markets for 2023 (Zillow 2023) ‒Kansas City, MO #10 Best City for Startups (Kansas City Business Journal 2022) (1)Colorado State Demography Office – “Colorado’s 2020 Population & Economic Overview” (2)Ranking based on aggregate population growth for 2019-2024 (3)Includes one banking center shared by NBH Bank and BOJH Trust Balance Sheet 2Q23 Total Assets (mm) $9,872 Total Loans (mm) $7,414 Total Deposits (mm) $8,121 Key Ratios YTD23 Common Equity Tier 1 11.08% Tier 1 Leverage 9.15% ROATA(2)(3) 1.63% ROATCE(2)(3) 19.05% Net Interest Margin FTE(2)(3) 4.22% ACL / Loans 1.25% Efficiency Ratio FTE(2)(4) 53.65% 9 banking centers(3) ‒Wyoming: #1 in State Business Tax Climate Index (Tax Foundation 2023) ‒Wyoming: #1 Tax Friendly state for middle income families (Kiplinger 2022) 5

Recent Recognition Fortress Balance  Sheet Robust Profitability Positioned in  Attractive Markets  Premium Valuation #4 and #9 Boulder, CO and Colorado Springs, CO Market Presence in Top 10 Best Places to Live(1) #3 Colorado Market Share (Among Local Banks)(2) #6 Kansas City, MO-KS MSA Market Share (Among Local Banks)(2) Consistently Regarded as a  Top Tier Bank #93  Best Small Regional Banks #9 #92 on Fortune’s Fastest Growing Companies list & #93 in total value creation (Fortune 2021) 2023 Most Impactful 7a Lender in Colorado(3) 2023 Largest 504 Lender in Utah(4) Sources: S&P Global Market Intelligence (1)U.S. News, published 5/23/2023 (2)Deposit data as of 6/30/2023. Figures include banks headquartered in respective state (3)US Small Business Administration Colorado District Office (4)US Small Business Administration Utah District Office 6

(10%) 0% 10% 20% 30% 40% 50% KRX NBH Outperformance $0.54 $0.75 $0.80 $0.87 $0.94 $0.51 2018 2019 2020 2021 2022 YTD23 Shareholder Returns Source: S&P Global Market Intelligence, FactSet Research Systems, Bloomberg; market data as of 6/30/2023 (1)Index of approximately 50 regional banks tracked by KBW (2)Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures. Performance of NBH Shareholder Returns vs. KRX Regional Banking Index(1) Since 2018 Historical Dividend Per Share Dividend Payout Ratio Target 30 - 40% of core earnings CAGR: 15% 9.2% $80.4 $28.3 $72.8 YE18 YE19 YE20 YE21 YE22 YTD23 Net Income Non-Adjusted Adjusted ($ in millions) $88.6 $93.6 $61.5 $67.8 (2) $6.3 $71.3 $99.6 (2) 7

Financial Performance

Deposits Approximately 70% FDIC insured deposits Capital Ratios 11.1% Common Equity Tier 1 Ratio Q2 2023 Financial Highlights (1)Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures. (2)Excluding other intangible asset amortization  YTD net income increased $34.1 million or 88.1% to $72.8 million, or $1.91 per diluted share, over the same period in the prior year  The fully taxable equivalent net interest margin was 4.07%. Total deposit beta to date in the current rate cycle is 22%  Strong capital with tangible common equity to tangible assets ratio of 8.3% and tier 1 leverage ratio of 9.2%  Cash/investment securities portfolio with a short average duration of 4.0 years  Total loans increased $69.1 million or 3.8% annualized to $7.4 billion, over 1Q23  Generated quarterly loan fundings totaling $362.3 million with a weighted average new loan origination rate of 8.2%  Maintained excellent credit quality with non-performing loans to total loans ratio of 0.45%  Seamlessly integrated the acquisition of Cambr during 2Q23, which has provided us with a unique funding source of core deposits and diversified our fee income capabilities Expense 56.1% efficiency ratio FTE(1)(2) ACL / Loans 1.25% Loan Growth Loans outstanding of $7.4 billion Net Income $32.6 million 4.07% Net interest margin FTE(1) 9

Profitable Steady Growth $80.4 $28.3 $72.8 YE17 YE18 YE19 YE20 YE21 YE22 YTD23 Net Income Non-Adjusted Adjusted $2.55 $3.01 $0.87 $1.91 YE17 YE18 YE19 YE20 YE21 YE22 YTD23 EPS (Fully Diluted) Non-Adjusted Adjusted ($ in millions) 0.38% 1.15% 1.42% 1.44% 1.37% 0.95% 1.63% 0.82% 1.26% 1.32% YE17 YE18 YE19 YE20 YE21 YE22 YTD23 ROATA(1) Non-Adjusted Adjusted 71.4% 69.4% 61.6% 60.9% 63.4% 62.2% 55.20% 67.2% 68.6% 61.1% 60.6% 63.0% 57.1% 53.7% YE17 YE18 YE19 YE20 YE21 YE22 YTD23 Efficiency Ratio FTE(1) Non-Adjusted Excluding other intangible asset amortization $54.7 $83.4 $112.9 $132.1 $110.8 $143.5 $96.7 YE17 YE18 YE19 YE20 YE21 YE22 YTD23 Pre-Provision Net Revenue FTE(1) ($ in millions) $88.6 $2.85 3.61% 11.60% 13.07% 13.27% 12.87% 9.91% 19.05% 7.75% 12.76% 13.75% YE17 YE18 YE19 YE20 YE21 YE22 YTD23 ROATCE(1) Non-Adjusted Adjusted $93.6 $20.4 $14.6 $35.0 $61.5 $67.8 (1) (1) $1.26 $0.73 $2.16 $0.53 $1.95 $0.21 (1) (1) (1) (1) (1)Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures. (2)Annualized (1) (1) (1) (1) $6.3 $3.05 $2.18 (1) $71.3 $99.6 (1) $128.4 $15.1 (1) (2) (2) 10

Growth Trends $4.8 $5.7 $5.9 $6.7 $7.2 $9.6 $9.9 YE17 YE18 YE19 YE20 YE21 YE22 2Q23 Total Assets $3.2 $4.1 $4.4 $4.2 $7.2 $7.4 $0.2 YE17 YE18 YE19 YE20 YE21 YE22 2Q23 Total Loans Non-PPP Loans PPP Loans $482.0 $577.4 $651.4 $707.3 $728.8 $776.0 $790.1 YE17 YE18 YE19 YE20 YE21 YE22 2Q23 ($ in billions) ($ in billions) ($ in millions) Tangible Common Equity(3) (1) Includes $2.3 billion of total assets added through the Rock Canyon Bank and Bank of Jackson Hole acquisitions in 2022. (2)Includes $1.7 billion of loans added through the Rock Canyon Bank and Bank of Jackson Hole acquisitions in 2022. (3)Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures. $4.5 $4.4 (2) (1) 11

Trust and Wealth Partners  Trust and Wealth Management solution tailored to high net worth individuals  Scalable Private Wealth team provides a broad range of financial and retirement planning solutions, creating an opportunity to further leverage the platform to new and existing NBH clients  Established relationships with strong investment and research partners drives ability to cross-sell  Fee income drives revenue diversification and attractive recurring earnings 325+ High Net Worth Clients $830mm+ AUM 12

Regulatory Capital TIER 1 LEVERAGE 9.2% COMMON EQUITY TIER 1 RISK-BASED 11.1% TIER 1 RISK-BASED 11.1% TOTAL RISK-BASED 13.0% TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS(1) 8.3% Capital Ratios – 2Q23 (1)Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures.  $320 million in excess capital over 7.0% common equity tier 1 risk-based regulatory requirement  Double-leverage ratio of 96.2%  Holding company cash reserves of $46 million 13

Cambr Acquisition

Strategic Rationale  Cambr is a deposit acquisition and processing platform that is designed to (i) service banks in recordkeeping for core deposits received via exclusive relationships with embedded finance companies and (ii) allocate deposits in excess of FDIC insurance to other insured depository institutions to maximize insurance for customers.  Cambr has relationships with leading embedded finance companies and their partner banks to provide them these deposit services.  Cambr allocates these deposits to a third party network of banks.  Cambr generates revenue through a revenue share based on the interest income derived from the third party bank network. About Cambr Relationship Schematic Diversifies NBH’s Deposit Franchise with Minimal Overhead Costs End User Bank of Record NBH Bank of Record Account Cambr 3 rd Party Deposit Network $ $ $ Embedded Finance Program Data Deposit Flows Account Details & Instructions  Funding Flexibility: Certain relationships with Banks of Record enable NBH to keep deposits or “push” them to the bank network as needed  Manage liquidity  Manage capital (leverage ratio)  Minimal Overhead: The Cambr platform is primarily fixed expense base with minimal variable expenses  Competitive Hedge: Benefit from ongoing embedded finance competition and disruption in the banking industry  Income Diversification: Cambr income is not tied to NBH balance sheet growth  Multitude of Use Cases: Cambr’s technology can support deposit management for a broad range of business segments Cambr Overview 15

Credit

Uniquely Diversified $7.4 Billion Loan Portfolio Concentrations  Self-imposed concentration limits ensure a granular and diverse loan portfolio and protect against downside risk to any particular industry or real estate sector  Individual industry sectors are limited to no more than 15% of total loan commitments, with the majority being 10% or less  Non owner-occupied CRE is 186% of risk-based capital and no specific property type exceeds 7%  New commercial loans originated YTD: - Average funding of $1.3 million - Weighted average commitment, including unused, of $1.9 million  Residential loans originated YTD: - Average funding of $360 thousand - Average FICO of 767 - Average LTV of 73%  Top 25 originated relationships as of June 2023: - Average funded balance of $19 million - Average commitment of $31 million Granular and Well-Diversified Loan Portfolio 3% 4% Consumer 17% Non Owner-Occupied CRE 26% C&I and Owner Occupied CRE 57% 10% 5% 4% 4% 3% 3% 3% 3% 2% 2% 1% 1% 1% 1% 1% 13% 7% 4% 4% 3% 2% 1% 5% 15% 1% 1% C&I and Owner Occupied CRE , 57% Non Owner Occupied CRE, 26% Government & Municipal, 10% Hotel & Lodging, 7% Restaurant, 5% Multifamily, 4% Equipment Leasing, 4% Commercial Construction, 4% Transportation & Warehousing, 4% Land Development, 3% Educational Services, 3% Warehouse & Industrial, 2% Agribusiness, 3% Office, 1% Manufacturing, 3% All Other, 5% Retail Trade, 3% Real Estate Rental & Leasing, 2% Consumer, 17% Materials & Construction Companies, 2% Residential Sr. Lien, 15% Lender Finance, 1% Residential Jr. Lien, 1% Financial Services, 1% Consumer, 1% Food and Other, 1% Wholesale Trade, 1% Oil & Gas, 1% All Other C&I, 13% 17

Granular CRE Portfolio Hotel & Lodging 26% Multifamily 16% CML Const. 13% Retail 8% Warehouse & Ind. 7% All Other 7% CML A & D 6% Office 5% Nursing Home 7% 1-4 Family Const. 5%  Office: - Average LTV of 48.5% - 1.3% of total loans  Retail: - Average LTV of 57.6% - 2.0% of total loans  Multi-Family: - Average LTV of 50.9% - 4.1% of total loans Non-Owner Occupied CRE Non-Owner Occupied CRE Portfolio Characteristics 18

Strong Credit Quality History YE20 YE21 YE22 2Q23 Loan charge-offs 0.34% 0.16% 0.17% 0.40% 0.15% 0.09% 0.06% 0.05% 0.11% 0.15% 0.05% 0.05% YE20* YE21* YE22 2Q23 Non-performing loans Acquired non-performing loans OREO Non-performing Loans Non-performing Asset Composition Net Charge-Offs(1) Total Classified Loans 0.60% * (1)As a % of average total loans (2)Annualized $20 $11 $17 $34 0.47% / 0.49%* 0.24% 0.23% 0.45% YE20 YE21 YE22 2Q23 Non-performing loans Non-performing loans as a % of total loans 0.06% * Excludes PPP loans 0.40%* * Excludes PPP loans. Non-performing assets to total loans and OREO totaled 0.58% and 0.39% for YE20 and YE21, respectively 0.28% 0.03% ($ in millions) 0.03% 0.50% $50 $29 $23 $36 1.2% 0.7% 0.6% 0.5% YE20 YE21 YE22 2Q23 Classified loans % of total loans $17 $40 Acquired loans (2) $15 $51 0.02% 19

Credit Loss Protection $92.6 Total Loan Loss Coverage Including Loan Marks 1.65%(1) ACL/Total Loans 1.25% Loan Marks/Total Loans 0.40%(1) $29.9 $122.5 All dollars in millions (1)Represents a non-GAAP financial measure ACL 6/30/2023 Loan Marks 6/30/2023 TOTAL 6/30/2023 20

Balance Sheet

 Portfolio built on a relationship-banking strategy, with emphasis on depository and treasury management relationships  Self-imposed concentration limits; majority of industry sectors limited to 10% or less of total loan commitments  Industries requiring in-depth knowledge are managed by specialty banking teams, with dedicated specialist underwriters  New loan fundings over the trailing twelve months totaled a $1.9 billion, led by commercial loan fundings of $1.0 billion  Generated quarterly loan fundings totaling $362.3 million with a weighted average new loan origination rate of 8.2% FY17 FY18 FY19 FY20 FY21 FY22 2Q23 (1)Excludes loans held-for-sale $0.9 $1.2 $1.2 $1.2 $1.5 Owner Occupied AG 17% Non-Owner Occupied CRE 25% Resi Mortgage Other Consumer 17% <1% C & I 40% Loan Composition ($7.4 Billion) Quarterly Loan Fundings ($ in millions) Total Loan Fundings(1) ($ in billions) Solid Loan Growth $492.5 $631.6 $497.3 $393.9 $362.3 2Q22 3Q22 4Q22 1Q23 2Q23 $2.0 (TTM) TTM: Trailing Twelve Months $1.9 22

15.0% 8.5% 0.2% 76.3% Cash U.S. Treasury Other U.S. Agency Mortgage/Sponsored Debt High Quality Liquidity Portfolio: $1.4 Billion  Liquidity portfolio duration of 4.0 years  Portfolio used exclusively as an on-balance sheet source of liquidity:  48% unencumbered  45% pledged directly to client deposits or repo  7% pledged to Fed discount window  No credit risk exists given 99.8% of investment portfolio is U.S. agency/sponsored agency and U.S. Treasury backed $1.4 Billion Liquidity Portfolio(1) (1)Represents market value as of June 30, 2023, regardless of AFS/HTM designation. Excludes investments made under equity accounting method. 23

Granular Deposit Base  No exposure to venture capital or crypto deposits  Average total deposits increased $272.1 million, or 14.2% annualized, to $8.0 billion over 1Q23  The mix of transaction deposits to total deposits was 87.9% compared to 87.1% at 1Q23  Improved balance sheet funding mix during 2Q23 and utilized the funding provided by the quarter’s deposit growth to pay down $615.0 million of Federal Home Loan Bank advances  Total deposit beta to date in the current rate cycle is 22% Low Cost Deposits ($ in billions) $4.2 $5.1 $5.9 $7.0 $1.0 $0.9 $0.8 $1.0 YE20 YE21 YE22 YTD23 Average Transaction Deposits Average Time Deposits 47% 50% 51% 49% 36% 37% 37% 39% 14% 11% 9% 9% 3% 2% 3% 3% $5.7 $6.2 0% 50% 100% YE20 YE21 YE22 2Q23 Demand & NOW Savings & MM CDs < $250k CDs >= $250k Total 83% Non-Time 87% Non-Time 88% Non-Time 88% Non-Time 0.25% 0.25% 4.50% 5.25% 0.27% 0.12% 0.26% 0.82% 0.45% 0.23% 0.33% 0.93% FY20 FY21 FY22 YTD23 Fed Funds rate Cost of transaction deposits Cost of deposits Low Cost Transaction Deposits $7.9 Growing Low Cost Transaction Accounts Deposit Composition $8.1 24

Relationship Focused Deposit Base: $8.1 Billion  Approximately 70% FDIC insured  Granular deposit base: - Average deposit balance on full relationship basis just $50 thousand - Average deposit per account $26 thousand  Approximately $0.6 billion of deposits collateralized  No concentrations to any industry, sector or geography  No venture capital or crypto deposits 3% Deposit Composition4% Time Deposits 12% Savings & Money Market Deposits 39% Non-interest bearing DDA 33% Interest bearing DDA Transaction 16% Accounts 49% 25

Management Team

Experienced Management Team Nicole Van Denabeele EVP, Chief Accounting Officer and President, Bank Midwest • 20 years of financial services experience • Controller at Polsinelli, PC • Senior Vice President, Assistant Controller at UMB Financial Corporation • Started career in public accounting at Deloitte, LLP Christopher Randall EVP, Commercial, Specialty and Business Banking • 25+ years of banking experience • Previously Senior Managing Director, Specialty Banking since 2013 • Director and Founder of CoBiz Structured Finance • Executive of Marquette Financial Companies Ruth Stevenson EVP, Chief Client Executive, Deposit Operations Executive and Regional President • 45+ years of financial services experience • Served in a number of roles with Peoples Bank over an 18-year period • Worked in a variety of roles, including President of a community bank, Director of Retail, Director of a mortgage division and Operations Manager for a Brendan Zahl mortgage division EVP, Personal, Private and Residential Banking • 20+ years of banking experience • Retail, Commercial Deposit and Lending Management at Peoples National Bank; served as Peoples National Bank CEO from 2012-2017 • Progressive leadership growth during 10-year tenure at FirstBank Tim Laney Chairman, President & CEO (42 years in banking) • Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business • Senior management roles in small business, commercial banking, private banking, corporate marketing and change management and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Richard Newfield Chief Risk Management Officer (39 years in banking) • Head of Business Services Credit at Regions Financial • Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Aldis Birkans Chief Financial Officer (25 years in financial industry) • Senior Vice President, Treasurer at NBHC • Vice President, Assistant Treasurer at M&I Bank • Senior Vice President, Corporate and Investment Bank Treasury at Citigroup Angela Petrucci Chief Administrative Officer & General Counsel (22 years in legal and banking) • Senior Vice President, General Counsel at NBH Bank • In House Counsel at Accenture and an associate at Chapman and Cutler LLP • Started career as a commercial banker at First Chicago Bank (now JP Morgan Chase) Valerie Kramer EVP, Chief Digital Officer • 20+ years of financial services experience • Served in multiple Treasury Management and Client Solution roles with NBH Bank, including Treasury Management Director, over a 13 year period 27

Management & Directors NBHC MANAGEMENT & DIRECTORS BENEFICIAL OWNERSHIP(1) PERCENT OF CLASS(2) G. Timothy Laney 545,401 1.44% Aldis Birkans 83,513 0.22% Richard U. Newfield, Jr. 187,857 0.50% Angela Petrucci 23,647 0.06% Ralph W. Clermont 89,162 0.24% Robert E. Dean 32,815 0.09% Alka Gupta 7,831 0.02% Fred J. Joseph 22,219 0.06% Patrick Sobers 37,377 0.10% Micho F. Spring 39,159 0.10% Art Zeile 18,268 0.05% All current NBHC management and directors as a group (14 persons) 1,221,156 3.20% Beneficial Ownership (as of 6/30/23) (1) Includes unvested restricted shares for which the director or officer has voting power and shares issuable upon the exercise of options as well as indirect ownership. Does not include unvested performance stock units. (2) Calculated in accordance with Item 403 of Regulation S-K,and based on 37,719,026 shares of Class A common stock outstanding and entitled to vote and 264,001 shares of unvested restricted stock entitled to vote. 28

Corporate Governance

Best Practices In Governance and Compensation Corporate Governance  Lead Independent Director with robust role and responsibilities  Majority independent Board  No short-selling, hedging, or pledging of NBHC shares (applies to all NBHC and NBH Bank insiders)  Annual election of Board members and say-on-pay vote  Fully independent Audit & Risk, Compensation, and Nominating & Governance Committees  Annual Director and Committee evaluation process  Board-adopted Code of Conduct that applies to all directors, officers, and employees  Published Corporate Governance Guidelines Executive Compensation  Provide the majority of compensation in the form of variable, performance-based elements  Ensure a strong link between financial and operational goals, shareholder value creation, and executive compensation  Conduct shareholder engagement on compensation- and governance-related issues, and respond to shareholder feedback as appropriate  Enforce stock ownership guidelines for executives (5x base salary for CEO and 4/2x base salary for other NEOs) and non-employee directors (5x annual Board cash retainer)  Provide for a clawback of incentive compensation in the event of a material restatement of financial or operating results  Impose a double-trigger change-in-control requirement before vesting of outstanding, unvested equity awards is accelerated  Use an independent compensation consultant  Conduct annual risk assessment of compensation program  Annual say-on-pay vote NBHC’s corporate governance policies and executive compensation practices support our business and align with best practices 30

Fred J. Joseph  Financial services regulator for 30 years as the Banking and Securities Commissioner for the State of Colorado  Member of the Investor Issues Committee for FINRA A N I Compensation Independent Governance & Nominating Committee Chair Audit & Risk Appointed within the last five years G. Timothy Laney  President, CEO and Chairman  Former Sr Executive VP & Head of Business Services at Regions Financial  24-year tenure at Bank of America, and a member of Bank of America’s Management Operating Committee C N * I Robust Lead Director Responsibilities  Mr. Clermont presides at all Board meetings where the Chairman is not present and at all executive sessions of independent Directors  Acts as liaison between Chairman and independent Directors  Reviews and approves Board meeting agendas and information presented to Board  Engages with major shareholders as needed  As the independent Lead Director, Mr. Clermont is an ex officio member of all Board committees with full voting rights NBHC Board of Directors A Art Zeile  Current CEO of DHI Group  Extensive experience in software, telecommunications, internet, datacenter and security technologies, with a particular focus on cybersecurity  Began career as an Officer in the U.S. Air Force Patrick Sobers  30+ years of financial services experience  10 years with NBH Bank (Former EVP, Head of Business and Consumer Banking)  Member of NBH Bank’s board of directors since 2017  Several leadership positions at Bank of America, including Southeast Region’s Consumer Banking Executive Ralph W. Clermont  Lead Independent Director  Former Managing Partner of KPMG, St. Louis office  39+ years of banking and audit experience A* C N I Robert E. Dean  Former Senior Managing Director of Ernst & Young Corporate Finance  Practiced corporate, banking and securities law with Gibson, Dunn & Crutcher A C N * I A C I Micho F. Spring  Former chair of Global Corporate Practice at Weber Shandwick  Formerly CEO of Boston Telecommunications Company  Served four years as Deputy Mayor of Boston Alka Gupta A A N I  Fortune 500 executive and tech entrepreneur with deep experience in digital transformation  Currently a Venture Partner at Fin Venture Capital  Co-Founder of and former President at GlobaliD, Inc. C I * 31

NBHC Board Represents a Diverse Range of Qualifications and Skills 5 4 8 7 6 8 3 3 3 2 CEO or President of Private or Public Company Other Public Board Experience Financial or Audit Background Financial Services Industry Marketing or Sales Background Community or Governmental Service Legal or Regulatory Experience IT, Cyber, or Fintech Background Racial or Ethnic Diversity Gender Diversity Experience or Expertise Number of Directors Experienced leaders capable of overseeing execution and challenging management Critical industry knowledge and involvement in local communities Critical to overseeing management’s execution of strategy Diversity 32

Board’s Role in Oversight of Risk The Board is actively engaged in NBHC’s risk management. Robust Risk Oversight at Board Level Risk Board Oversight Actions Cybersecurity Evolving nature and complexity of the threats from organized cybercriminals and hackers NBHC Audit and Risk Committee is responsible for oversight of the Company’s operational (including cybersecurity) and reputational risks Employs detection and response mechanisms designed to contain and mitigate security incidents Human Capital/Diversity Stagnant, poorly diversified boards are not only concerning to shareholders, but are also viewed unfavorably by proxy advisers such as ISS and Glass Lewis NBHC Nominating and Governance Committee considers diversity in its assessment of potential nominees to the Board In 2021, the NBHC Board appointed two new diverse candidates to the Board. In addition, the Bank Board is also diverse in terms of experience, race and gender Market/Credit Risk NBH’s business is highly susceptible to credit risk and market fluctuations in the value of real estate and other collateral NBHC Audit and Risk Committee is responsible for the oversight of the Company’s market, credit and liquidity risk Implements strict credit concentration limits by industry and real estate type, requires credit decisions to be made independent of bankers and line management, regularly reviews detailed credit reporting, including risk mitigation trends, and oversees credit stress testing twice a year. Adopts and oversees comprehensive liquidity and market risk policies Compensation Misalignment between the compensation program and business strategy can result in substantial risk for the Company and its shareholders NBHC Compensation Committee oversees compensation risk to identify any practices that present unacceptable risk to NBH Conducts annual risk assessment of compensation program 33

Executive Compensation Program NBH’s executive compensation practices align management incentives with long-term shareholder interests Components of Executive Compensation (2022) 2022 Compensation Breakdown Additional Compensation Features Component Metrics Base Salary (Cash)  Reviewed annually Annual Cash Incentive Award (At-Risk Cash)  2022 Corporate Measures(1):  Core Net Income (40%)  Asset Quality (30%)  Enterprise Risk Management (15%)  Qualitative (15%) Long-Term Incentive Award (PSUs, Options & Restricted Stock)  3-year Cumulative Adjusted EPS  3-year Relative TSR Link to Strategy  Among other things, attract and retain executives capable of driving achievement of the Company’s strategic objectives  Ensure the goals and interests of management are aligned with those of our shareholders, clients, and communities we serve  Balance compensation to reward both short-term results and the strategic decisions and actions necessary to run a sustainable business and create long-term value  Motivate executives to deliver a high level of performance and achieve strategic goals within clear and acceptable risk parameters  Attract and retain highly qualified executives through a balance of cash and equity compensation  Financial metrics and relative targets established are a reflection of what Compensation Committee deems important to align the NEO’s performance with the achievement of the Company’s strategic goals and key long-term financial targets  Evaluate executive compensation and Company performance relative to peers  Stock Ownership Guidelines:  CEO: 5x base salary  NEOs: CFO (4x base salary), CRMO and CAO (2x base salary)  Clawback provisions in place to recover performance-based compensation from NEOs under certain circumstances  Usage of an independent compensation consultant (F.W. Cook)  Frequent outreach to shareholders  Greater emphasis on “at risk” pay since 2014 Compensation Metrics Tied to Long-Term Strategy CEO Other NEOs At Risk At Risk: 74% At Risk: 65% (1) Corporate measures apply to compensation of CEO, CFO, CRMO, and CAO; as a bank business line EVP, NEO Randall’s Annual Cash Incentive Award is based on the following measures: Core Net Income (5.0%), Asset Quality (5.0%), ERM & ESG (5.0%), Line of Business Specific Metrics (70%) and Qualitative (15%). Long Term Incentive Award 33% Annual Cash Incentive Award 41% Base Salary 26% Long-Term Incentive Award 31% Annual Cash Incentive Reward 34% Base Salary 35% 34

Environmental, Social and Governance (ESG) Matters Environmental  Committed to using environmentally friendly office products and materials and optimizing our office and banking center space.  Continued investment in our mobile and digital platforms, resulting in a reduction in paper and fuel emissions.  Providing financing for green and sustainable businesses and actively exploring opportunities to invest in these industries. Community Engagement & Support  Support a number of causes with a focus on helping people find work, affordable housing, and become financially empowered.  Grant associates eight paid hours each year to donate their time to non-profit organizations.  Completed our 7th annual Do More Charity Challenge®, bringing our total contribution to over $1.6 million to nonprofits in the communities we serve.  Purchased loans from Habitat for Humanity in Fort Collins, Colorado to enable them to continue building much needed affordable housing. Human Capital  We believe that our Company’s long-term success is deeply tied to having a dedicated and engaged workforce and a commitment to the communities we serve.  We strive for all of our associates to feel safe and empowered at work. To that end, we maintain a whistleblower hotline that allows associates and others to anonymously voice concerns.  We invest in the professional development and long-term financial stability of our workforce by offering tuition reimbursement and the opportunity to participate in our 401(k) plan, which includes contribution matches from the Company. Additionally, we offer a stock purchase plan (ESPP) to our associates to purchase shares in our Company at a 10% discount. Equity, Diversity and Inclusion  Our Equity, Diversity and Inclusion efforts are driven by an Equity, Diversity and Inclusion Committee comprised of a multi-disciplinary group of associates throughout NBH Bank with the support of the executive management team.  As of December 31, 2022, 64% of the Company’s workforce is female and 54% of the Company’s managerial roles are held by women.  In 2022, we hired 426 associates, and 66% of those new associates were female and 34% were minorities. NBH’s long-standing commitment to ESG in all of its business activities 35

Appendix

As of and for the six months ended Return on Average Tangible Assets and Return on Average Tangible Equity 30-Jun-23 31-Dec-22 31-Dec-21 31-Dec-20 31-Dec-19 31-Dec-18 31-Dec-17 Net income $ 72.8 $ 71.3 $ 93.6 $ 88.6 $ 80.4 $ 61.5 $ 14.6 Add: impact of other intangible asset amortization, after tax 2.6 1.8 0.9 0.9 0.9 1.6 3.3 Net income excluding other intangible asset amortization, after tax (non-GAAP) $ 75.4 $ 73.1 $ 94.5 $ 89.5 $ 81.3 $ 63.1 $ 17.8 Net income excluding the impact other intangible asset amortization, after tax (non-GAAP) $ 75.4 $ 73.1 $ 94.5 $ 89.5 $ 81.3 $ 63.1 $ 17.8 Add: acquisition-related adjustments, after tax (non-GAAP)(1) $ - $ 28.3 $ - $ - $ - $ 6.3 $ 20.4 Net income adjusted for the impact of other intangible asset amortization and acquisition-related expenses, after tax (non-GAAP)(1) $ 75.4 $ 101.4 $ 94.5 $ 89.5 $ 81.3 $ 69.4 $ 38.2 Average assets $ 9,692.7 $ 7,829.8 $ 7,020.1 $ 6,326.3 $ 5,837.1 $ 5,607.5 $ 4,705.2 Less: average goodwill, other intangible assets, net of deferred tax liability related to goodwill (336.4) (166.9) (111.9) (114.0) (116.1) (188.5) (53.0) Average tangible assets (non-GAAP) $ 9,356.3 $ 7,662.9 $ 6,908.2 $ 6,212.2 $ 5,721.0 $ 5,489.0 $ 4,652.3 Average shareholders' equity $ 1,135.0 $ 904.4 $ 846.5 $ 788.3 $ 737.9 $ 662.4 $ 546.7 Less: average goodwill, other intangible assets, net of deferred tax liability related to goodwill $ (336.4) $ (166.9) $ (111.9) $ (114.0) (116.1) (118.5) (53.0) Average tangible common equity (non-GAAP) $ 798.6 $ 737.5 $ 734.6 $ 674.3 $ 621.8 $ 543.9 $ 493.8 Return on average assets 1.52% 0.91% 1.33% 1.40% 1.38% 1.10% 0.31% Return on average tangible assets (non-GAAP) 1.63% 0.95% 1.37% 1.44% 1.42% 1.15% 0.38% Adjusted return on average tangible assets (non-GAAP) 1.63% 1.32% 1.37% 1.44% 1.42% 1.26% 0.82% Return on average equity 12.94% 7.88% 11.06% 11.24% 10.89% 9.28% 2.67% Return on average tangible common equity (non-GAAP) 19.05% 9.91% 12.87% 13.27% 13.07% 11.60% 3.61% Adjusted return on average tangible common equity (non-GAAP) 19.05% 13.75% 12.87% 13.27% 13.07% 12.76% 7.75% (1)Acquisition-related adjustments: Provision expense adjustments: CECL Day 1 provision expense (non-GAAP) $ 21.7 Non-interest expense adjustments: Acquisition-related (non-GAAP)(2) 15.1 $ 8.0 $ 2.7 Tax reform bonuses(3) 0.5 Total pre-tax adjustments (non-GAAP) 36.8 8.0 3.2 Tax expense impact (8.5) (1.6) (1.2) Deferred tax asset re-measurement 18.5 Adjustments (non-GAAP) $ 28.3 $ 6.3 $ 20.4 As of and for the years ended Reconciliation of Non-GAAP Measures ($ in millions, except per share) (2) Represents non-recurring acquisition expense related to the Bank of Jackson Hole and Rock Canyon Bank acquisitions in the current year, and the Peoples acquisition in 2018 and 2017 (3) Represents a special $1,000 bonus payment to 491 associates made in connection with the Tax Cuts and Jobs Act enacted in 2017 37

As of and for the three months ended As of and for the six months ended Efficiency Ratio and Pre-Provision Net Revenue 30-Jun-23 30-Jun-23 31-Dec-22 31-Dec-21 31-Dec-20 31-Dec-19 31-Dec-18 31-Dec-17 Net interest income $ 89.8 $ 184.7 $ 266.8 $ 187.1 $ 192.9 $ 205.8 $ 197.4 $ 146.3 Add: impact of taxable equivalent adjustment 1.4 2.9 5.5 $ 5.2 5.1 5.1 4.5 5.9 Net interest income, FTE (non-GAAP) $ 91.2 $ 187.5 $ 272.3 $ 192.3 $ 198.0 $ 210.9 $ 201.9 $ 152.2 Non-interest income $ 13.8 $ 28.5 $ 67.3 $ 110.4 $ 140.3 $ 82.8 $ 70.8 $ 39.2 Non-interest expense $ 61.0 $ 119.3 $ 211.2 $ 191.8 $ 206.2 $ 180.7 $ 189.3 $ 136.7 Less: other intangible asset amortization (2.0) $ (3.4) (2.3) (1.2) (1.2) (1.2) (2.2) (5.3) Less: acquisition-related expenses (non-GAAP) - $ - (15.1) (8.0) (2.7) Non-interest expense adjusted for other intangible asset amortization and acquisition-related expenses (non-GAAP) $ 59.0 $ 115.9 $ 193.8 $ 190.6 $ 205.0 $ 179.6 $ 179.2 $ 128.6 Non-interest expense $ 61.0 $ 119.3 $ 211.2 $ 191.8 $ 206.2 $ 180.7 $ 189.3 $ 136.7 Less: acquisition-related expenses (non-GAAP) - - (15.1) - - - (8.0) (2.7) Non-interest expense, adjusted for acquisition-related expenses (non-GAAP) $ 61.0 $ 119.3 $ 196.1 $ 191.8 $ 206.2 $ 180.7 $ 181.3 $ 134.0 Efficiency ratio 58.86% 55.95% 63.22% 64.48% 61.88% 62.63% 70.59% 73.68% Efficiency ratio FTE (non-GAAP) 58.05% 55.21% 62.19% 63.38% 60.94% 61.55% 69.43% 71.42% Efficiency ratio adjusted for other intangible asset amortization and acquisition-related expenses FTE (non-GAAP) 56.14% 53.65% 57.07% 62.99% 60.59% 61.15% 68.64% 67.23% Pre-provision net revenue (non-GAAP) 42.6 93.9 122.9 105.7 127.0 107.8 78.9 48.8 Pre-provision net revenue, FTE (non-GAAP) 44.1 96.7 128.4 110.8 132.1 112.9 83.4 54.7 Pre-provision net revenue FTE, adjusted for acquisition-related expenses (non-GAAP) 143.5 As of and for the years ended Reconciliation of Non-GAAP Measures (cont’d) ($ in millions, except per share) 38

As of and for the six months ended Tangible Common Book Value Ratios 30-Jun-23 31-Dec-22 31-Dec-21 31-Dec-20 31-Dec-19 31-Dec-18 31-Dec-17 Total shareholders' equity $ 1,147.3 $ 1,092.2 $ 840.1 $ 820.7 $ 766.9 $ 695.0 $ 532.4 Less: goodwill, other intangible assets, net (368.7) (327.2) (121.4) (122.6) (123.8) (124.9) (61.2) Add: deferred tax liability related to goodwill 11.5 11.0 10.1 9.2 8.2 7.3 10.9 Tangible common equity (non-GAAP) $ 790.1 $ 776.0 $ 728.8 $ 707.3 $ 651.4 $ 577.4 $ 482.0 Total assets $ 9,872.0 $ 9,573.2 $ 7,214.0 $ 6,660.0 $ 5,895.5 $ 5,676.7 $ 4,843.5 Less: goodwill, other intangible assets, net (368.7) (327.2) (121.4) (122.6) (123.8) (124.9) (61.2) Add: deferred tax liability related to goodwill 11.5 11.0 10.1 9.2 8.2 7.3 10.9 Tangible assets (non-GAAP) $ 9,514.8 $ 9,257.0 $ 7,102.7 $ 6,546.5 $ 5,780.0 $ 5,559.1 $ 4,793.1 Total shareholders' equity to total assets 11.62% 11.41% 11.65% 12.32% 13.01% 12.24% 10.99% Tangible common equity to tangible assets (non-GAAP) 8.30% 8.38% 10.26% 10.80% 11.27% 10.39% 10.06% Adjusted Net Income and Earnings Per Share Adjustments to net income: Net Income $ 71.3 $ 61.5 $ 14.6 Add: acquisition-related adjustments, after tax (non-GAAP) 28.3 6.3 20.4 Adjusted net income (non-GAAP) $ 99.6 $ 67.8 $ 35.0 Adjustments to earnings per share: Earnings per share diluted $ 2.18 $ 1.95 $ 0.53 Add: acquisition-related adjustments, after tax (non-GAAP) 0.87 0.21 0.73 Adjusted earnings per share - diluted (non-GAAP) $ 3.05 $ 2.16 $ 1.26 As of and for the three months ended As of and for the six months ended Fully Taxable Equivalent Net Interest Margin 30-Jun-23 30-Jun-23 Net interest income $ 89.8 $ 184.7 Add: impact of taxable equivalent adjustment 1.4 2.9 Net interest income, fully taxable equivalent (non-GAAP) $ 91.2 $ 187.5 Average earning assets $ 8,999.0 $ 8,951.1 Net interest margin 4.00% 4.16% Net interest margin, fully taxable equivalent (non-GAAP) 4.07% 4.22% As of and for the years ended Reconciliation of Non-GAAP Measures (cont’d) ($ in millions, except per share) 39

Thank you.